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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Summary Historical Consolidated Financial Data" and "Experts" and to the use of our report dated July 31, 2003, in Amendment No. 3 to Registration Statement (Form S-1 No. 333-109129) and related Prospectus of Marshall Edwards, Inc. (a development stage company) for the registration of 2,300,000 common stock units.

                                             /s/ Ernst & Young LLP

Stamford, Connecticut
December 9, 2003